U. S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              AMENDED FORM 8-K/(A)
                              --------------------

                                 CURRENT REPORT

                        UNDER SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                     Date of event reported: April 16, 2001
                          Date of Report: June 13, 2001

                     Innovative Software Technologies, INC.
        -----------------------------------------------------------------
        (Exact name of small business issuer as Specified in its Charter)

                                   California
                 (State or Other Jurisdiction of Incorporation)

                                   000-1084047
                            (Commission File Number)

                                   95-46918978
                        (IRS Employer Identification No.)

                   112 Northwest Parkway, Riverside, MO 64150
                    (Address of Principal Executive Offices)

                                 (816) 583-8030
                         (Registrant's Telephone Number)

                    827 State Street, Santa Barbara, CA 93101
           (Former Name or Former Address, Changed Since Last Report)

                    Item 1. Changes in control of registrant

                                 Not applicable.

                   Item 2. Acquisition of Hackett Media, Inc.

         On April 16, 2001, Innovative Software Technologies, Inc., a California corporation (the "Company" or "Registrant"), consummated the acquisition of all the outstanding common stock of Hackett Media, Inc. ("Seller") having the address of 1900 Alaqua Dr., Longwood, FL 32779 in exchange for 13,077,954 shares of the Company's common stock.

         Pursuant to the terms and conditions of the Share Exchange Agreement (the "Agreement"), the Company purchased all the assets of Seller. Seller is not affiliated with the Registrant nor with any of the Registrant's subsidiaries. The description of the acquisition transaction set forth herein is qualified in its entirety by reference to the Share Exchange Agreement, which is incorporated herewith as Exhibit 2.1. The acquisition was accounted for using the "purchase" method of accounting.

Item 3. Bankruptcy or receivership

Not applicable.

Item 4. Change in Registrant's Certifying Accountant

(a) Change in registrant's certifying accountant

Item 5. Other Events

Not applicable

Item 6. Resignation of Directors

Not applicable

Item 7. Financial Statements and Exhibits.

(a) Financial Statements of business acquired as of and for the years ended December 31, 2000 and 1999.

       Independent Auditors' Report

       Balance Sheet as of March 31, 2001 and 2000 (Unaudited)

       Statements of Income for the Three Months Ended March 31, 2001 and 2000 (Unaudited)

       Statements of Cash Flows for the Three Months Ended March 31, 2001 and 2000 (Unaudited)

       Selected Notes to Financial Statements (Unaudited)

(b)    Pro Forma Financial information

       Pro forma Consolidated Statement of Operations for the Year Ended December 31, 2000 (Unaudited)

       Pro forma Consolidated Statement of Operations for the Three Months Ended March 31, 2001 (Unaudited)

       Pro forma Consolidated Balance Sheet as of March 31, 2001 (Unaudited)

(c)    Exhibits

*2.1 Share Exchange  Agreement  dated as of April 16, 2001, by and among Hackett
     Media, Inc. and Innovative Software Solutions, Inc.

* Incorporated by reference

ITEM 4. Change in Registrant's Certifying Accountant.

(a) The firm of Roger G. Castro has served as the independent accountant of Innovative software Technologies, Inc. since inception and has issued an opinion with respect to the audit of the balance sheets of the Company as of December 31, 2000 and the related statements of operations, stockholders' equity, and cash flows for each of the two years in the period ended December 31, 2000. On April 16, 2001, the Company advised Roger G. Castro that Grant Thornton LLP will be the Company's independent accountants as a result of the Company's plans to grow in the coming years.

       The reports of Roger G. Castro on the Company's financial statements for the two years ended December 31, 2000 did not contain any adverse opinion or disclaimer of opinion, or modification or qualification as to uncertainty, audit scope or accounting principles. In connection with its audits for the two most recent years and for the interim period through March 31, 2001, there have been no disagreements between the Company and Roger G. Castro on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Roger G. Castro, would have caused him to make reference thereto in his report on the Company's financial statements for such years. During the two most recent years and through March 31, 2001, there have been no reportable disagreements or events (as defined in Item 304(a)(1)(iv) of Regulation S-B of the Securities and Exchange Commission (the "Commission")). Roger
       G. Castro confirmed to the Company that their relationship was being ceased as a result of the Company's plans to grow in the coming months and years.

       The Company has provided Roger G. Castro with a copy of the above statements and has requested that Roger G. Castro furnish it with a letter addressed to the Commission stating whether or not it agrees with the above statements. A copy of such letter dated June 14, 2001 is included in this Report as Exhibit 16.

       The Company has selected the international accounting firm of Grant Thornton LLP to serve as the Company's new independent accountants. Grant Thornton LLP has not consulted or performed any work for the Company in the last two years.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 11, 2001                 Innovative Software Technologies, INC.


                                 By: /s/ Douglas Hackett
                                     -------------------
                                         Douglas Hackett

                       FINANCIAL STATEMENTS AND REPORT OF
                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

                               HACKETT MEDIA, INC.
                          (a Development Stage Company)

                           December 31, 2000 and 1999

                                    CONTENTS
                                    --------

                                                                  Page
                                                                  ----

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS                  7

FINANCIAL STATEMENTS

  BALANCE SHEETS                                                    8

  STATEMENTS OF OPERATIONS                                          9

  STATEMENT OF CHANGES IN STOCKHOLDER'S DEFICIENCY                 10

  STATEMENTS OF CASH FLOWS                                         11

  NOTES TO FINANCIAL STATEMENTS                                    12

               Report of Independent Certified Public Accountants


Stockholder
Hackett Media, Inc.


         We have audited the accompanying balance sheets of Hackett Media, Inc. (a development stage company) as of December 31, 2000 and 1999, and the related statements of operations, changes in stockholder's deficiency, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

         We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Hackett Media, Inc. as of December 31, 2000 and 1999, and the results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.


By: /s/ Grant Thornton
----------------------
        Grant Thornton, LLP

Philadelphia, Pennsylvania
April 27, 2001

                               HACKETT MEDIA, INC.
                          (a Development Stage Company)
                                 BALANCE SHEETS
                                  December 31,

                                     ASSETS
                                     ------



                                                      2000        1999
                                                   ---------    ---------
CURRENT ASSETS

  Cash                                             $     888    $   4,043
  Investments - available for sale                    26,250         --
  Inventories                                           --         10,032
                                                   ---------    ---------
    Total current assets                              27,138       14,075
                                                   ---------    ---------
PROPERTY AND EQUIPMENT - AT COST
  Machinery and Equipment                             14,258       14,258
  Office Furniture and fixtures                        3,475        3,475
                                                   ---------    ---------
                                                      17,773       17,773
  Less accumulated depreciation                       10,989        6,799
                                                   ---------    ---------
                                                       6,744       10,934
                                                   ---------    ---------
                                                   $  33,882    $  25,009
                                                   =========    =========

                    LIABILITIES AND STOCKHOLDER'S DEFICIENCY
                    ----------------------------------------

CURRENT LIABIITIES

  Note payable - shareholder                       $ 264,412    $ 297,347
  Accounts Payable                                      --          9,644
                                                   ---------    ---------
                                                     264,412      306,991
                                                   ---------    ---------
STOCKHOLDER'S DEFICIENCY
  Common stock - par value $.01
    1,000 shares authorized,
    issued and outstanding, 100 shares                     1            1
  Additional paid-in capital                          45,801       30,999

  Accumulated Deficit                               (276,332)    (312,982)
                                                   ---------    ---------
                                                    (230,530)    (281,982)
                                                   ---------    ---------
                                                   $  33,882    $  25,009
                                                   =========    =========

        The accompanying notes are an integral part of these statements

                               HACKETT MEDIA, INC.
                          (a Development Stage Company)
                            STATEMENTS OF OPERATIONS
                                  December 31,

                                                          2000           1999
                                                        --------       --------
INCOME
  Consulting fees                                       $ 50,000       $   --
  Sales                                                    2,356          1,782
                                                        --------       --------
                                                          52,356          1,782
                                                        --------       --------
COST OF SALES                                              1,596          1,055
                                                        --------       --------

GROSS PROFIT                                              50,760            727
                                                        --------       --------


Selling expenses                                           1,040          1,784
General and administrative expenses                       13,070         80,144
                                                        --------       --------
                                                          14,110         81,928
                                                        --------       --------
NET EARNINGS (LOSS)                                     $ 36,650       $(81,201)
                                                        ========       ========

        The accompanying notes are an integral part of these statements.


                               Hackett Media, Inc.
                          (a Development Stage Company)
            CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDER'S EQUITY
                     Years ended December 31, 2000 and 1999


                                                   Additional
                                   Common            paid-in          Accumulated
                                   Stock             Capital            Deficit               Total
                                 ---------          ---------          ---------            ---------
Balance at January 1, 1999        $      1          $  30,999          $ (231,781)          $(200,781)

Net loss for the year
 ended December 31, 1999               --                 --              (81,201)            (81,201)
                                 ---------          ---------          ---------           ---------
Balance at December 31, 1999             1             30,999            (312,982)           (281,982)

Net income for the year
 ended December 31, 2000               --                 --               36,650              36,650

Contributed
Capital                                --              14,802               --                 14,802
                                 ---------          ---------          ---------           ---------
Balance at December 31,  2000    $       1          $  45,801          $ (276,332)          $(230,530)
                                 =========          =========           =========           =========


        The accompanying notes are an integral part of these statements.


                               HACKETT MEDIA, INC.
                          (a Development Stage Company)
                            STATEMENTS OF CASH FLOWS
                             Year ended December 31,

                                                                              2000                1999
                                                                            --------            --------
Cash Flows From Operating Activities:
  Net income/(loss)                                                         $ 36,650            $(81,201)
  Adjustments to reconcile net income (loss) to
    cash provided by (used in) operating activities
    Depreciation and amortization                                              4,190               3,087
  Changes in assets and liabilities
      Inventories                                                             (1,416)            (10,032)
      Accounts payable                                                        (9,644)              9,644
                                                                            --------            --------
       NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES                    29,780             (78,502)
                                                                            --------            --------

Cash Flows From Investing Activities:

  Additions to Property and Equipment                                           --               (12,072)
                                                                            --------            --------
       NET CASH USED IN INVESTING ACTIVITIES                                    --               (12,072)
                                                                            --------            --------

Cash Flows From Financing Activities:

  (Payments) borrowings on note payable - shareholder                        (32,935)             94,097
                                                                            --------            --------
        NET CASH (USED IN) PROVIDED BY FINANCING ACTIVITIES                  (32,935)             94,097
                                                                            --------            --------
        NET (DECREASE) INCREASE IN CASH                                       (3,155)              3,523

CASH, beginning of year                                                        4,043                 520
                                                                            --------            --------
CASH, end of year                                                           $    888            $  4,043
                                                                            ========            ========
Supplemental disclosures of cash flow information
 Marketable securities obtained in exchange for sale of inventory           $ 26,250            $   --
                                                                            ========            ========
 Contributed capital upon sale of inventory                                 $(14,802)           $   --
                                                                            ========            ========
 Carrying value of inventory exchanged for marketable securities            $(11,448)           $   --
                                                                            ========            ========

        The accompanying notes are an integral part of these statements.

                               HACKETT MEDIA, INC.
                          (a Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
                           December 31, 2000 and 1999



NOTE  A  -  COMPANY DESCRIPTION

       Hackett Media, Inc. (a Florida Sub-Chapter S corporation), formed in July 1993, is a financial services aggregator and e-commerce solutions provider. Its two main products consist of The Financial Toolkit 1.0, an integrated financial services package that allows consumers to perform a comprehensive personal finance evaluation, and then creates a competitive bidding environment from a network of financial service providers; and Bizkit 1.0, a turnkey e-commerce solution targeted for at small businesses which provides all the resources necessary to successfully plan, launch, and grow an online presence. Prior to December 31, 2000 the Company was also in the business of selling vintage furniture and fixtures. Subsequent to December 30,2 000, the enterprise became a development stage company engaged in the business described above. Future financial statements of the Company (see Note E) will be presented in accordance with Statement of Financial Accounting Standards No. 7 Accounting and Reporting by Development Stage Company.

       A summary of the company's significant accounting policies applied in the preparation of the accompanying financial statements follows.

NOTE B - SUMMARY OF ACCOUNTING POLICIES

     1.          Revenue Recognition

       The Company  recognizes  revenue in accordance with Statement of Position
       97-2,  Software  Revenue  Recognition,   which  states  that  revenue  is
       recognized after delivery of the product.

     2.          Depreciation

       Depreciation is provided for in amounts sufficient to relate the cost of depreciable assets to operations over their estimated service lives. Accelerated methods are used for both book and tax purposes.

                Machinery and Equipment            3 - 5 years
                Office Furniture and Fixtures      5 - 7 years

    3.  Inventories

       Inventories consist of antique furniture and are valued at the lower of cost or market. Cost is determined by the specific identification method.

    4.  Investments in Debt and Equity Securities

       All equity securities are classified as available-for-sale. These securities have been adjusted to fair market value based upon quoted market prices. Unrealized holding gains and losses are reported as a separate component of stockholders' equity. There were no unrealized holding gains and losses as of December 31, 2000 and 1999. Investments consist of 15,000 shares of Ensurge, Inc., a company affiliated through common ownership (see also Note D).

                               HACKETT MEDIA, INC.
                          (a Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
                           December 31, 2000 and 1999


    5.  Income Taxes

       The Company, with the consent of its stockholder, has elected under the federal and state codes to be an "S" corporation. In lieu of corporation income taxes, the stockholder will be taxed on his proportionate share of the Company's taxable income. Therefore, no provision or liability for income taxes has been included in these financial statements.

    6.  Advertising and Promotion Costs

       Advertising and promotion costs are expensed as incurred.

    7.  Use of Estimates

       The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Accordingly, actual results could differ from those estimates.


NOTE C - INVENTORIES

    The inventories consist of the following:


                                                    2000      1999
                                                    ----      ----
       Antique furniture and fixture                $ 0   $ 10,032



NOTE D - RELATED PARTY TRANSACTIONS

       Note payable to shareholder represents the balance due for advances made to the company. The balance within the note payable account as of December 31, 2000 and 1999 was $262,491 and $297,347, respectively. There is no formal maturity date and no interest associated with the note.

       The company's shareholder is also the shareholder of an affiliated company, JCL Holdings, Inc (JCL). On December 30, 2000, Hackett Media sold its antiques inventory to JCL for 15,000 shares of Ensurge, Inc. common stock (ENSG) at a fair market value of $1.75 per share.

       The company provided consulting services for an affiliated company during 2000, Ensurge, Inc (ENSG). The consulting fees earned for the year ended December 31, 2000 totaled $50,000.

                               HACKETT MEDIA, INC.
                          (a Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
                           December 31, 2000 and 1999



NOTE E - SUBSEQUENT EVENT

       Hackett Media, Inc. agreed to be acquired by Innovative Software Technologies, Inc. (Innovative) on April 16, 2001, for 13,077,954 shares of Innovative's common stock. Innovative, a global software company, is a leader in server based content delivery and on-line product distribution and plans to integrate Hackett Media's expertise as a financial services aggregator and e-commerce solutions provider. This transaction will be accounted for as a purchase under Accounting Principal Board Opinion No.
       1. Business Contributions.


                                    HACKETT MEDIA, INC.
                                    (a Development Stage Company)
                                     BALANCE SHEET
                                   (Unaudited)


                                    ASSETS
                                    ------

                                                                           March 31,
                                                                       2001        2000
                                                                     --------    ---------
CURRENT ASSETS

  Cash                                                               $ 18,190    $  26,154
  Marketable Securities                                                 1,050          --
  Inventories                                                             --        10,909
                                                                     --------    ---------
    Total current assets                                               19,240       37,063
                                                                     --------    ---------
PROPERTY AND EQUIPMENT - AT COST
  Machinery and Equipment                                              14,258       14,258
  Office Furniture and fixtures                                         3,475        3,475
                                                                     --------    ---------
                                                                       17,733       17,733
  Less accumulated depreciation                                        11,619        7,847
                                                                     --------    ---------
                                                                        6,114        9,886
                                                                     --------    ---------
                                                                     $ 25,354    $  46,949
                                                                     ========    =========

                LIABILITIES AND STOCKHOLDER'S DEFICIENCY
                ----------------------------------------

CURRENT LIABIITIES

  Note payable - stockholder                                          299,915      276,866
  Accounts Payable                                                         --        3,991
                                                                     --------    ---------
                                                                      299,915      280,857
                                                                     --------    ---------
STOCKHOLDER'S DEFICIENCY
  Common stock - par value $.01
    1,000 shares authorized,
    issued and outstanding, 100 shares                                      1            1
  Additional paid-in capital                                           45,801       30,999
  Unrealized loss on securities available for sale                    (25,200)         --
  Accumulated Deficit                                                (295,163)    (264,908)
                                                                     --------    ---------
                                                                     (274,561)    (233,908)
                                                                     --------    ---------
                                                                     $ 25,354    $  46,949
                                                                     ========    =========

                               HACKETT MEDIA, INC.
                          (a Development Stage Company)
                              STATEMENTS OF INCOME
                                   (Unaudited)

                                                   Three months ended
                                                        March 31,
                                                    2001        2000
                                                  --------    --------

INCOME
  Consulting fees                                 $   --      $ 50,000
  Sales                                               --          --
                                                  --------    --------
                                                      --        50,000
                                                  --------    --------
COST OF SALES                                         --          --
                                                  --------    --------

GROSS PROFIT                                          --        50,000
                                                  --------    --------

Selling expenses                                     1,000        --
General and administrative expenses                 17,201         878
                                                  --------    --------
                                                    18,201         878
                                                  --------    --------
INCOME (LOSS) BEFORE DEPRECIATION                  (18,201)     49,122

Depreciation                                           630       1,048
                                                  --------    --------

NET (LOSS) INCOME                                  (18,831)     48,074
                                                  --------    --------

OTHER COMPREHENSIVE INCOME
    Unrelated loss on securities
    Available for sale                             (25,200)       --
                                                  --------    --------
COMPREHENSIVE (LOSS) INCOME                       $(44,031)   $(48,074)
                                                  ========    ========


                               HACKETT MEDIA, INC.
                          (a Development Stage Company)
                             STATEMENTS OF CASH FLOW
                                   (Unaudited)


                                                                            Three months ended
                                                                               March 31,
                                                                         2001             2000
                                                                       --------          --------

OPERATING ACTIVITIES

  Net (loss) income                                                    $(18,831)       $ 48,074
  Adjustments to reconcile net (loss) income to
    cash (used to) provided by operating activities
    Depreciation                                                            630           1,048
  Changes in assets and liabilities
      Inventories                                                          --              (877)
      Accounts payable                                                     --            (5,653)
                                                                       --------        --------
        NET CASH (USED IN) PROVIDED BY OPERATING ACTIVITIES             (18,201)         42,592
                                                                       --------        --------


FINANCING ACTIVITIES

  Payments on loans payable                                             (27,075)        (20,481)
  Borrowings from stockholder                                            62,578            --
                                                                       --------        --------

        NET CASH (USED IN) PROVIDED BY FINANCING ACTIVITIES              35,503         (20,481)
                                                                       --------        --------

INCREASE IN CASH                                                         17,302          22,111

CASH, beginning                                                             888           4,043
                                                                       --------        --------
CASH, end                                                              $ 18,190        $ 26,154
                                                                       ========        ========


                               HACKETT MEDIA, INC.
                          (a Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
                                   (Unaudited)

                   Three Months Ended March 31, 2001 and 2000

NOTE 1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Operations

              The Company is a financial services aggregator and e-commerce solutions provider. Prior to December 31, 2000, the Company was also in the business of selling vintage furniture and fixtures. Subsequent to December 30, 2000, the enterprise became a development stage company engaged in the business described above. Future financial statements of the Company (see Note E) will be presented in accordance with Statement of Financial Accounting Standards No. 7 Accounting and Reporting by Development Stage Company.


Revenue Recognition

The Company recognizes revenue in accordance with Statement of Position 97-2 and SAB 101, Software Revenue Recognition, which states that revenue is recognized after delivery and installation of the product. Annual maintenance or service income is recognized ratably over the term of the contract, generally one year.

Property and equipment

Depreciation is provided for in amounts sufficient to relate the cost of depreciable assets to operations over their estimated service lives. Accelerated methods are used for both book and tax purposes.

       Machinery and Equipment                3 - 5 years
       Office furniture and fixtures          5 - 7 years

Inventory

Inventories consist of antique furniture and are valued at the lower of cost or market. Cost is determined by the specific identification method.

Investments in Equity Securities

All equity securities are classified as available-for-sale. These securities have been adjusted to their fair market value based upon quoted market prices. Unrealized holding gains and losses are reported as a separate component of Stockholder's equity. Unrealized holding losses amounted to $25,200 and $0 as of March 31, 2001 and 2000, respectively. Investments consist of 15,000 shares of common stock of Ensurge, Inc., a company affiliated through common ownership (See also Note 3 below).

Income taxes - S corporation status

The Company, with the consent of its stockholder, elected to be an S corporation for federal income tax purposes. In lieu of corporation income taxes, the stockholder of an S corporation is taxed on his proportionate share of the Company's taxable income. Therefore, no provision or liability for federal or state income taxes has been included in the financial statements.

                               HACKETT MEDIA, INC.
                     NOTES TO FINANCIAL STATEMENTS-CONTINUED
                                   (Unaudited)

                   Three Months Ended March 31, 2001 and 2000

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

Advertising Costs

Advertising and promotion costs are expensed as incurred. Advertising costs charged against income for the three months ended March 31, 2001 and 2000 were $1,000 and $0, respectively.

NOTE 2 -- INVENTORY

The inventories consist of the following:

                                                           2001     2000
                                                           ----     ----
Antique furniture and fixtures                              --     10,909



NOTE 3 - RELATED PARTY TRANSACTIONS

Note payable to shareholder represents the balance due for advances made to the company. The balance within the note payable account as of March 31, 2001 and 2000 was $299,915 and $276,866, respectively. There is no formal maturity date and no interest associated with the note.

The company's shareholder is also the shareholder of an affiliated company, JCL Holdings, Inc (JCL). On December 30, 2000, Hackett Media sold its inventory to JCL for 15,000 shares of Ensurge, Inc. common stock at a fair market value of $1.75 per share. The Company recorded the shares at a fair market value $26,250. The inventory of $11,448 was transferred to the related party at cost. The difference of $14,802 was recorded as contributed capital.

The Company provided consulting services for an affiliated company during 2000, Ensurge, Inc. The consulting fees earned for the three months ended March 31, 2000 totaled $50,000.

NOTE 4 -- SUBSEQUENT EVENTS

Hackett Media, Inc. agreed to be acquired by Innovative Software Technologies (Innovative) on April 16, 2001 for 13,077,954 shares of Innovative's common stock. Innovative Software Technologies, a global software company, is a leader in server based content delivery and on-line product distribution and plans to integrate Hackett Media's expertise as a financial services aggregator and e-commerce solutions provider. This transaction will be accounted for as a purchase under Accounting Principles Board Opinion No. 16, Business Combinations.

            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2000
                    AND THE THREE MONTHS ENDED MARCH 31, 2001

The following unaudited pro forma consolidated statements of operations for the year ended December 31, 2000 and the three months ended March 31, 2001 give effect to (i) the acquisition on April 16, 2001 of all the outstanding common stock of Hackett Media, Inc. in exchange for 13,077,954 shares of Innovative Software Technologies, Inc. common stock.

The following unaudited pro forma consolidated statement of operations for the year ended December 31, 2000 and the three months ended March 31, 2001 gives effect to the aforementioned transactions as if the transactions had occurred on January 1, 2000. The following unaudited pro forma financial data may not be indicative of what the results of operations or financial position of Innovative Software Technologies, Inc. would have been, had the transactions to which such data gives effect been completed on the date assumed, nor are such data necessarily indicative of the results of operations or financial position of Innovative Software Technologies, Inc. that may exist in the future. The following unaudited pro forma information should be read in conjunction with the notes thereto, the other pro forma financial statements and notes thereto, and the consolidated financial statements and notes of Innovative Software Solutions, Inc. as of December 31, 2000 and for each of the two years in the period then ended appearing in the Company's Form 10-KSB and the historical financial statements of Hackett Media, Inc. appearing elsewhere in this filing.


                               HACKETT MEDIA, INC.
                          (a Development Stage Company)

                   UNAUDITED PRO FORMA CONSOLIDATED STATEMENT
                        OF OPERATIONS For the Year Ended
                                December 31, 2000



                                                             Innovative
                                               Hackett        Software
                                                Media,         Tech.      Pro Forma     Pro Forma
                                                 Inc.           Inc.     Adjustments   Consolidated
                                              -----------   -----------  -----------   -----------
Net sales                                     $    52,356   $     --     $      --     $    52,356
Cost of sales                                       1,596         --            --           1,596
                                              -----------   -----------  -----------   -----------
Selling, general and administrative                14,110         --            --          14,110
                                              -----------   -----------  -----------   -----------
    Operating income                               36,650         --            --          36,650
                                              -----------   -----------  -----------   -----------
Other income (expense):
  Interest expense, net                              --           --            --            --
  Other income                                       --           --            --            --
                                              -----------   -----------  -----------   -----------
Income from operations before
  income tax expense                               36,650         --            --          36,650
Income tax expense                                   --           --            --     (2)    --
                                              -----------   -----------  -----------   -----------
Net income                                    $    36,650   $     --     $      --     $    36,650
                                              ===========   ===========  ===========   ===========
Net income per common share:                         --           --            --     $      --  (1)
                                              ===========   ===========  ===========   ===========
Weighted average number of
  common shares outstanding                          --           --            --      14,531,071
                                              ===========   ===========  ===========   ===========


                               HACKETT MEDIA, INC.
                          (a Development Stage Company)

            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                    For the Three Months Ended March 31, 2001

                                                             Innovative
                                               Hackett        Software
                                                Media,         Tech.      Pro Forma     Pro Forma
                                                 Inc.           Inc.     Adjustments   Consolidated
                                              -----------   -----------  -----------   -----------

Net sales                                      $     --     $     --     $      --     $      --
Cost of sales                                        --           --            --            --


Selling, general and administrative                18,831         417           --         (19,248)

    Operating (loss) income                       (18,831)       (417)          --         (19,248)

Other income (expense):
  Interest expense, net                              --          --             --            --
  Other income                                       --          --             --            --

(Loss) from operations before
  income tax expense                              (18,831)       (417)          --         (19,248)
Income tax expense                                   --          --             --       (2)  --

Loss income                                    $  (18,831)  $    (417)   $      --     $   (19,248)

Net income per common share:                         --           --            --     $      --  (1)
                                              ===========   ===========  ===========   ===========
Weighted average number of
  common shares outstanding                          --           --            --      14,531,071
                                              ===========   ===========  ===========   ===========

Notes to Unaudited Pro Forma Consolidated Statement of Operations Adjustments

The Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2000 has been adjusted to reflect the following:

(1) For purpose of determining pro forma earnings per share, the issuance of 13,077,954 shares of unregistered shares of common stock to affect the acquisition of Hackett Media, Inc. was assumed to be outstanding from January 1, 2000 by Innovative Software Technologies, Inc.

(2) The Company's pro forma tax provision reflects an effective tax rate of 40% considering federal and state income taxes and the effect of certain non-deductible costs principally related to acquisitions consummated; offset by the pro-forma utilization of available net operating loss carryforwards.

The Unaudited Pro Forma Consolidated Statement of Operations for the Three Months Ended March 31, 2001 has been adjusted to reflect the following:

(1) For purpose of determining pro forma earnings per share, the issuance of 13,077,954 shares of unregistered shares of common stock to affect the acquisition of Hackett Media, Inc. was assumed to be outstanding from January 1, 2000 by Innovative Software Technologies, Inc.

(2) The Company's pro forma tax provision reflects an effective tax rate of 40% considering federal and state income taxes and the effect of certain non-deductible costs principally related to acquisitions consummated; offset by the pro-forma utilization of available net operating loss carryforwards.


                               HACKETT MEDIA, INC.
                          (a Development Stage Company)

                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                                 March 31, 2001

                                                           Innovative
                                               Hackett     Software
                                                Media,      Tech.      Pro Forma     Pro Forma
                                                 Inc.        Inc.     Adjustments   Consolidated
                                             ---------    ---------    ---------    ---------
                                     ASSETS
                                     ------
Current assets:
Cash                                          $18,190           --             --     $18,190
Marketable Securities                           1,050           --             --       1.050
                                             ---------    ---------    ---------    ---------
  Total current assets                         19,240           --             --      19,240
                                             ---------    ---------    ---------    ---------
Property and equipment, net                     6,114           --             --       6,114
                                             ---------    ---------    ---------    ---------
  Total Assets                                $25,354   $       --     $       --     $25,354
                                             =========    =========    =========    =========



                      LIABILITIES AND STOCKHOLDERS' EQUITY
                      ------------------------------------

Current liabilities

  Notes payable                              $ 299,915    $    --      $    --      $ 299,915
                                             ---------    ---------    ---------    ---------

    Total current liabilities                  299,915         --           --        299,915
                                             ---------    ---------    ---------    ---------

    Total liabilities                          299,915         --           --        299,915
                                             ---------    ---------    ---------    ---------

Commitments and contingencies
Stockholders' equity:
  Common stock                                       1          484           (1)       4,359

                           --                     --          3,875           (1) (1)    --


  Additional paid-in capital                    45,801       17,826       (3,874) (1)  59,753

  Unrealized loss on
  available for sale Securities                (25,200)        --           --        (25,200)

  Accumulated deficit                         (295,163)        --           --       (295,163)

   Deficit accumulated during
   Development Stage                              --        (18,310)        --        (18,310)
                                             ---------    ---------    ---------    ---------

    Total stockholders' equity                (274,561)        --           --       (274,561)
                                             ---------    ---------    ---------    ---------
    Total liabilities and
    stockholders' equity                     $  25,354    $    --      $    --      $  25,354
                                             =========    =========    =========    =========


Notes to Unaudited Pro Forma Consolidated Balance Sheet Adjustments

The unaudited Pro Forma Consolidated Balance Sheet as of March 31, 2001 has been adjusted to reflect the following:

(1) On April 16, 2001, Innovative Software Technologies, Inc. ("Innovative") a non-operating public company with common shares outstanding and immaterial net assets, acquired 100% of the outstanding common stock of Hackett Media, Inc. ("Hackett") (the "Acquisition"). The Acquisition resulted in the owners and management of Hackett having effective operating control of the combined entity after the Acquisition, with the existing Innovative investors continuing as only passive investors.

       Under accounting principles generally accepted in the United States, the Acquisition is considered to be a capital transaction in substance, rather than a business combination. That is, the Acquisition is equivalent to the issuance of stock by Hackett for the net monetary assets of Innovative, accompanied by a recapitalization, and is accounted for as a change in capital structure. Accordingly, the accounting for the Acquisition is identical to that resulting from a reverse acquisition, except that no goodwill or intangible asset is recorded. Under reverse takeover accounting, the post reverse-acquisition comparative historical financial statements of the "legal acquirer" (Innovative Software Technologies), are those of the "legal acquiree" (Hackett) (i.e. the accounting acquirer).

       Under the terms of the Agreement, all of the outstanding common shares, $0.01 par value, of Hackett was converted into 13,077,954 common shares of Innovative Software Technology, Inc.'s common stock, $0.0003 par value. The common stock exchanged, in addition to the existing Innovative Software Technology, Inc. shares outstanding, collectively resulted in the recapitalization of the Company.

       The accompanying unaudited pro-forma consolidated financial statements gives effect to this consummated acquisition as if it had occurred on January 1, 2000.

                                  EXHIBIT INDEX

Exhibit No. 2.1   Share Exchange Agreement

Exhibit No. 16    Previous  auditor's   agreement  with  Innovative's   included
                  financial statements